SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) : July 26, 2001


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                             11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York             11801
     One MetroTech Center, Brooklyn, New York                 11201
        (Address of Principal Executive Offices)           (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.
              ------------

     On July 26, 2001, KeySpan Corporation (the "Company") issued a press release concerning, among other things, its earnings for the quarter ended June 30, 2001.

     The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

              (c) Exhibits

                  (1) Press Release of the Company dated July 26, 2001.


Item 9.      Regulation FD Disclosure.
             ------------------------

     On July 26, 2001, the Company held a telephonic meeting with analysts to discuss, among other things, its earnings for the quarter ended June 30, 2001. A copy of the script for this meeting is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               KEYSPAN CORPORATION

Dated: July 26, 2001                           By:/s/Gerald Luterman
                                                  ------------------
                                               Name: Gerald Luterman
                                               Title:Senior Vice President and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Exhibit                                                  Page
-----------       -------                                                  ----

    99.1          Press Release dated July 26, 2001

    99.2          Script for analyst meeting held on July 26, 2001